Exhibit ___

                            CERTIFICATION PURSUANT TO
                         THE SARBANES-OXLEY ACT OF 2002
                             CHIEF FINANCIAL OFFICER


I, Skuli Thorvaldsson, certify that:

In connection with the Annual Report of Digital Creative Development Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2003 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7 , 2006

/s/ Skuli Thorvaldsson
--------------------------------
Skuli Thorvaldsson
Chief Financial Officer